SECOND AMENDMENT

                                 to

                  ASSUMPTION REINSURANCE AGREEMENT

                               Between

              UNIVERSAL GUARANTY LIFE INSURANCE COMPANY
               hereinafter referred to as "the Company"

                                and

             FIRST INTERNATIONAL LIFE INSURANCE COMPANY hereinafter referred to as "the Reinsurer"


       WHEREAS, the Company and the Reinsurer have made and entered into an Assumption Reinsurance Agreement dated as of September 30, 1996 (the "Assumption Agreement"); and

       WHEREAS, the Company and the Reinsurer have made and entered into an Amendment to the Assumption Agreement dated as of September 30, 1996; and

       WHEREAS, the Company and the Reinsurer wish hereby to further amend the Assumption Agreement;

       NOW, THEREFORE, in consideration of the mutual agreements, promises and covenants provided herein, the Company and the Reinsurer hereby agree to amend the Assumption Agreement as follows:


     SECTION 1.-REGULATORY CONSENTS AND APPROVALS

            Section 2.1 of the Assumption Agreement is to be replaced with the following:

            "Section 2.1. COVERAGE. After the Effective Date and upon the terms and conditions, including Article
     XVI of the Coinsurance Agreement, and other provisions of this Assumption Agreement and any required governmental and regulatory consents and approvals, including consent and approval by the State of Ohio, the Company, if requested to do so by the Reinsurer, hereby agrees to cede to the Reinsurer and the Reinsurer hereby agrees to accept and reinsure, on an assumption basis, any Reinsured Policy. Reinsurance pursuant to this Section 2.1 shall occur no less frequently than on a monthly basis until all Reinsured Policies have been assumed pursuant to the provisions of Article III hereunder; provided, however, that reinsurance may occur more frequently if the parties hereto agree."


     SECTION 2.-COUNTERPARTS

            This Second Amendment to the Assumption Agreement may be executed in several counterparts and each shall have the same force and effect as an original.


     SECTION 3.-EFFECT

            Except as amended herein, the Assumption
     Agreement, together with all Exhibits, remains in full force and effect.

            IN WITNESS WHEREOF, UNIVERSAL GUARANTY LIFE INSURANCE
     COMPANY and FIRST INTERNATIONAL LIFE INSURANCE COMPANY have by their respective officers made and entered into this Second Amendment as of the 5th day of December, 1996.

     UNIVERSAL GUARANTY LIFE             FIRST INTERNATIONAL LIFE
     INSURANCE COMPANY                   INSURANCE COMPANY


     James E. Melville                   Jeremy Starr
     By                                  By


     President                           Vice President, Reinsurance
     Title                               Title